SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

16870 West Bernardo Drive, Suite 120
San Diego, California 92127
(Address of principal executive offices)

(858) 304-3016
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 5, 2012, we issued a press release announcing plans in response to a rejection of a certain claim from the United States Patent and Trademark Office (USPTO) related to US Patent 5,742,737. A copy of our press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Additionally, the Company issued a press release on May 30, 2012 reporting that the USPTO has accepted the Company’s request to amend certain claims of its patent US 5,491,774. A copy of our press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description

99.1	Press release dated June 5, 2012
99.2	Press release dated May 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2012	e.DIGITAL CORPORATION By: /s/ ALFRED H. FALK —————————————— Alfred H. Falk, President and Chief Executive Officer (Principal Executive Officer and duly authorized to sign on behalf of the Registrant)